UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2017 (June 6, 2017)

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-35106	27-5403694
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11 Penn Plaza, New York, NY		10001
(Address of principal executive offices)		(Zip Code)
(212) 324-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
On June 6, 2017, the Board of Directors of AMC Networks Inc. (the "Company") approved an increase of $500 million in the amount authorized under the previously announced stock repurchase program, subject to the terms and conditions announced in a press release dated June 7, 2017, which is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits. The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Item

99.1	Press Release dated June 7, 2017, announcing an increase in the Company's share repurchase program

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date:	June 7, 2017	By:	/s/ Sean S. Sullivan
Sean S. Sullivan
Executive Vice President and Chief Financial Officer